Exhibit 10.4

THIS AGREEMENT is dated [DATE]

BETWEEN:

(1)	Veg House Holdings Inc., a company incorporated in the Cayman Islands having its registered office at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (the “Company”); and

(2)	[Name of Company] , a company incorporated in [Jurisdiction] having its registered office at [Address] (the “Subscriber”) of the other part.

WHEREAS:

(A)	The Company wishes to sell [NUMBER] shares of the Company to the Subscriber; and

(B)	The Subscriber wishes to acquire those shares of the Company.

THE PARTIES AGREE as follows:

1.	Interpretation

1.1.	In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

“Share”	means a common share in the capital of the Company of US$0.0001 par value having the rights provided for under the memorandum of association and articles of association of the Company.

1.2.	In this Agreement:

(a)	the clause headings are included for convenience only and shall not affect the interpretation of this Subscription Agreement;

(b)	words denoting the singular number include the plural and vice versa; and

(c)	words denoting one gender include the other genders.

2.	Subscription for Shares by Subscriber

2.1.	The Subscriber hereby subscribes for and requests that the Company allot to it the number of Shares set opposite their name in Schedule 1 for the aggregate subscription price set out in Schedule 1.

2.2.	The Subscriber shall pay the subscription price to the Company by a draft or wire transfer to the Company's bank account located at [insert name and address of bank] .

2.3.	Upon receipt of the subscription price in cleared funds from the Subscriber, the Company shall issue to the Subscriber the number of Shares subscribed for by the Subscriber.

2.4.	Each Share subscribed for pursuant to the foregoing clause shall be credited as fully paid and on issue shall rank pari passu in all respects with other Shares in issue.

2.5.	The Subscriber agrees to take the Shares subject to the memorandum of association and the articles of association of the Company and authorises the Company to enter its name and address as set forth in Schedule 1 in the register of members of the Company.

3.	Representations and Warranties

3.1.	Each party to this Subscription Agreement makes the following representations and warranties on the date of this Subscription Agreement:

(a)	all corporate authorisations and all other applicable governmental, statutory, regulatory or other consents licences, authorisations, waivers or exemptions required to be obtained by it in connection with the execution, delivery and performance of this Subscription Agreement have been obtained and are valid and subsisting;

(b)	this Subscription Agreement constitutes legal, valid and binding obligations of the party;

(c)	the execution, delivery and performance by the party of this Subscription Agreement does not and will not violate, breach or result in a contravention of:

(i)	any law;

(ii)	any authorisation, ruling consent, judgment, order or decree of any governmental, statutory or regulatory agency; or

(iii)	the memorandum of association and articles of association or any other similar constitutional document of the party; and

(iv)	all information provided by the party to the other parties under or in connection with this Subscription Agreement is true in all material respects and is not, by omission or otherwise, misleading in any material respect.

4.	Costs

Each party shall pay its own costs relating to the negotiation, preparation, execution and implementation by it of this Subscription Agreement and of each document referred to in it.

5.	Entire Agreement

5.1.	Save as set forth in this Subscription Agreement constitutes the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of this Subscription Agreement.

5.2.	Each of the parties acknowledges and agrees that in entering into this Subscription Agreement it does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding (whether negligently or innocently made) of any person (whether party to this Subscription Agreement or not) other than as expressly set out in this Subscription Agreement as a warranty. The only remedy available to it for breach of the warranties shall be for breach of contract under the terms of this Agreement. Nothing in this clause shall, however, operate to limit or exclude any liability for fraud.

6.	Counterparts

This Subscription Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, and all the counterparts together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format file (or similar electronic record) shall be effective as delivery of an executed counterpart signature page.

7.	Variation

No variation of this Subscription Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

8.	Governing Law and Jurisdiction

The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of the Cayman Islands. The parties to this Agreement hereby irrevocably agree that the courts of the Cayman Islands shall have exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this Agreement and waive any objection to Proceedings in the courts of the Cayman Islands on the ground of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

AGREED by the Parties through their authorised signatories on the date first written above:

For, and on behalf of [Name of Party]	For, and on behalf of [Name of Party]

Signature	Signature

Print Name	Print Name

SCHEDULE 1

Subscriber name, address, number and subscription price of Shares

Subscriber	Column 1 No. of Shares Subscribed For	Column 2 Total Amount Payable (US$)
[Name] [Address] [Telephone and e-mail]
Total